UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 2, 2015

(Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio	45014-5141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 870-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2015, the compensation committee of the board of directors of Cincinnati Financial Corporation approved a form of service-based restricted stock unit agreement with ratable vesting of shares for use with awards granted under the Cincinnati Financial Stock Compensation Plan of 2006. The agreement is furnished as Exhibit 10.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders

Item 7.01	Regulation FD Disclosure

On May 4, 2015, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Holds Shareholders' and Directors' Meetings.” The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. On May 4, 2015, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend.” The news release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Final voting results on matters properly brought before the annual meeting of shareholders held on May 2, 2015, are set forth below:

Total Outstanding Shares as of Record Date: 164,260,077

Shares Represented at Meeting: 139,554,150

Proposal 1—Election of Directors

	For	Withhold	Broker Non-Votes
William F. Bahl	112,528,633	10,058,897	16,966,620
Gregory T. Bier	122,062,984	524,546	16,966,620
Linda W. Clement-Holmes	121,419,606	1,167,924	16,966,620
Dirk J. Debbink	122,039,125	548,405	16,966,620
Steven J. Johnston	121,554,491	1,033,039	16,966,620
Kenneth C. Lichtendahl	112,436,148	10,151,382	16,966,620
W. Rodney McMullen	121,763,133	824,397	16,966,620
David P. Osborn	122,086,880	500,650	16,966,620
Gretchen W. Price	121,105,678	1,481,852	16,966,620
John J. Schiff, Jr.	112,704,151	9,883,379	16,966,620
Thomas R. Schiff	112,595,940	9,991,590	16,966,620
Douglas S. Skidmore	112,397,711	10,189,819	16,966,620
Kenneth W. Stecher	112,838,685	9,748,845	16,966,620
John F. Steele, Jr.	113,082,988	9,504,542	16,966,620
Larry R. Webb	112,625,936	9,961,594	16,966,620

Proposal 2—Ratify Selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2015

For	Against	Abstain	Broker Non-Votes
138,918,060	323,156	312,934	-0-

Proposal 3 —Approve Compensation for Named Executive Officers

For	Against	Abstain	Broker Non-Votes
120,066,400	1,635,332	885,584	16,966,834

This report should not be deemed an admission as to the materiality of any information contained in the news release.

The information furnished in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit 10.1–Form of Restricted Stock Unit Agreement (service based/ratable vesting) for the Cincinnati Financial Corporation 2006 Stock Compensation Plan.

Exhibit 99.1– News release dated May 4, 2015, titled “Cincinnati Financial Corporation Holds Shareholders' and Directors' Meetings”

Exhibit 99.2– News release dated May 4, 2015, titled “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: May 6, 2015	/s/Lisa A. Love
Lisa A. Love
Senior Vice President, General Counsel and Corporate Secretary